UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2007

Newpark Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-02960	72-1123385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2700 Research Forest Drive, Suite 100, The Woodlands, Texas		77381
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-362-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 13, 2007, the Board of Directors of Newpark Resources, Inc. (the "Company") adopted a new Code of Ethics for Senior Officers and Directors that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer and other senior officers (collectively, the "Officers"), and to members of the Board of Directors. The new Code of Ethics for Senior Officers and Directors replaces the former Code of Ethics for Directors, Officers and Employees. A principal change in the new Code of Ethics for Senior Officers and Directors is that it is not applicable to all of the Company’s employees as was the former Code of Ethics for Directors, Officers and Employees. The Company has adopted a Corporate Compliance and Business Ethics Manual which is applicable to all employees. Additional changes were made to reflect changes in best practices or our updated policies. The New Code of Ethics for Senior Officers and Directors sets forth the policies as they are applicable to the directors of the Company. With respect to the Officers, the new Code of Ethics for Senior Officers and Directors supplements, but does not replace, the Company’s Corporate Compliance and Business Ethics Manual.

The Code of Ethics for Senior Officers and Directors will be posted on the Company’s web site at www.newpark.com. A copy of the new Code of Ethics for Senior Officers and Directors is attached as Exhibit 14.1 to this Current Report on Form 8 K and incorporated herein. The foregoing description of the Code of Ethics for Senior Officers and Directors does not purport to be complete and is qualified in its entirety by reference to Exhibit 14.1.

Item 8.01 Other Events.

On June 14, 2007, the Company issued a press release announcing that the Board of Directors had elected Jerry W. Box as the Company’s non-executive Chairman of the Board of Directors after the election of the Company’s directors at the Company’s 2007 Annual Meeting of Stockholders. The Company also announced the results of the items acted upon by the Company’s stockholders at the 2007 Annual Meeting of Stockholders. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein, and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description
14.1 Code of Ethics for Senior Officers and Directors
99.1 Press Release dated June 14, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newpark Resources Inc.

June 19, 2007	By:	James E. Braun

Name: James E. Braun
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

14.1	Code of Ethics for Senior Officers and Directors
99.1	Press Release dated June 14, 2007